SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Dreman International Value Fund DWS Global Thematic Fund DWS Large Cap Focus Growth Fund

The last sentence of the first paragraph of each Fund’s Summary Prospectus is deleted and replaced with the following:

The prospectus, dated December 1, 2010, supplemented December 21, 2010, January 18, 2011 and June 3, 2011, and as may be further supplemented from time to time, and SAI, dated December 1, 2010, supplemented December 21, 2010, January 18, 2011 and April 20, 2011, and as may be further supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Please Retain This Supplement for Future Reference

June 3, 2011
PROSTKR-88